                                                  ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS  ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated May 1, 2007 between DLJ Mortgage  Capital,  Inc., a Delaware  corporation
("Assignor"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("Assignee"):

         For and in consideration of the sum of TEN DOLLARS  ($10.00) and other valuable  consideration  the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1.       The Assignor hereby grants,  transfers and assigns to Assignee all of the right,  title and interest of Assignor,  as
Purchaser,  in, to and under (a) those certain Mortgage Loans listed on Exhibit A  attached hereto (the "Mortgage Loans") and (b) those certain agreements listed on Exhibit B attached hereto (the "Agreements") with respect to the Mortgage Loans.

         The Assignor  specifically  reserves and does not assign to the Assignee  hereunder any and all right,  title and interest in, to and under and all  obligations  of the Assignor  with  respect to any mortgage  loans  subject to the  Agreements  which are not the
Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment and Assumption Agreement.

         2.       The Assignor warrants and represents to, and covenants with, the Assignee that:

                  (a)      The Assignor is the lawful owner of the  Mortgage  Loans with the full right to transfer the Mortgage  Loans free from any and all claims and encumbrances whatsoever;

                  (b)      The Assignor  has not received  notice or, and has no  knowledge  of, any  offsets,  counterclaims  or other defenses with respect to the Agreements or the Mortgage Loans;

                  (c)      The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other  modification of, the  Agreements  or the  Mortgage  Loans,  including  without  limitation  the  transfer  of the  servicing  obligations  under the
Agreements.  The Assignor has no knowledge of, and has not received  notice of, any waivers under or amendments or other  modifications of, or assignments of rights or obligations under or defaults under, the Agreements, or the Mortgage Loans; and

                  (d)      Neither the Assignor nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Mortgage Loans,  any interest in the Mortgage Loans or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the  Mortgage  Loans,  any  interest in the  Mortgage  Loans or any other  similar security  from, or otherwise  approached or negotiated  with respect to the Mortgage  Loans,  any interest in the Mortgage Loans or any other similar  security  with,  any person in any manner,  or made by general  solicitation  by means of general  advertising or in any other manner,  or taken any other action which would  constitute a distribution  of the Mortgage Loans under the Securities Act of 1933
(the "1933  Act") or which would  render the  disposition  of the  Mortgage  Loans a violation  of Section 5 of the 1933 Act or require registration pursuant thereto.

         3.       The Assignee warrants and represents to, and covenants with, the Assignor that:

                  (a)      The Assignee is a corporation  duly organized,  validly  existing and in good standing under the laws of the jurisdiction  of its  incorporation,  and has all requisite  corporate  power and  authority to acquire,  own and purchase the Mortgage
Loans;

                  (b)      The Assignee has full corporate  power and authority to execute,  deliver and perform under this  Assignment and  Assumption  Agreement,  and to consummate  the  transactions  set forth herein.  The  execution,  delivery and  performance of the
Assignee of this Assignment and Assumption  Agreement,  and the consummation by it of the transactions  contemplated  hereby, have been duly authorized by all necessary  corporate  action of the Assignee.  This  Assignment and Assumption  Agreement has been duly executed and  delivered by the  Assignee and  constitutes  the valid and legally  binding  obligation  of the Assignee  enforceable  against the
Assignee in accordance with its respective terms;

                  (c)      To the best of  Assignee's  knowledge,  no  material  consent,  approval,  order  or  authorization  of,  or declaration,  filing or  registration  with, any  governmental  entity is required to be obtained or made by the Assignee in connection with the execution,  delivery or performance by the Assignee of this Assignment and Assumption Agreement,  or the consummation by it of the transactions contemplated hereby;

                  (d)      The  Assignee  agrees to be bound,  as  Purchaser,  by all of the terms,  covenants  and  conditions  of the
Agreements  and the Mortgage  Loans,  and from and after the date hereof,  the Assignee  assumes for the benefit of the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans;

                  (e)      The  Assignee  understands  that the  Mortgage  Loans  have not been  registered  under  the 1933 Act or the securities laws of any state;

                  (f)      The purchase  price being paid by the  Assignee for the Mortgage  Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

                  (g)      The Assignee is acquiring the Mortgage  Loans for  investment for its own account only and not for any other person;

                  (h)      The Assignee considers itself a substantial,  sophisticated institutional investor having such knowledge and financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

                  (i)      The Assignee has been  furnished  with all  information  regarding the Mortgage  Loans that it has requested from the Assignor;

                  (j)      Neither the Assignee nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Mortgage  Loans,  an interest in the Mortgage Loans or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the  Mortgage  Loans,  any  interest in the  Mortgage  Loans or any other  similar security  from, or otherwise  approached or negotiated  with respect to the Mortgage  Loans,  any interest in the Mortgage Loans or any other similar  security  with, any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action which would  constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                  (k)      Either:  (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the
Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA")  or a plan  (also  "Plan")  within  the  meaning of Section
4975(e)(1) of the Internal  Revenue Code of 1986, as amended  ("Code"),  and the Assignee is not directly or indirectly  purchasing the
Mortgage  Loans on behalf of,  investment  manager of, as named  fiduciary  of, as Trustee  of, or with  assets of, a Plan;  or (2) the
Assignee's  purchase of the Mortgage  Loans will not result in a prohibited  transaction  under section 406 of ERISA or Section 4975 of the Code.

                                                 [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS  WHEREOF,  the parties have caused this Assignment and Assumption to be executed by their duly authorized  officers as of the date first above written.

DLJ MORTGAGE CAPITAL, INC.,                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
as Assignor                                                                     as Assignee

                                                                                By:____________________________________
By:_______________________________________                                         Name:
   Name:                                                                           Title:
   Title:

Taxpayer Identification Number: 13-3460798                                      Taxpayer Identification Number: 13-3460894

                                                               EXHIBIT A

                                                        Mortgage Loan Schedule

                                    [Attached as Schedule I to the Pooling and Servicing Agreement]

                                                               EXHIBIT B

                                                          List of Agreements

                                           [On file with Orrick, Herrington & Sutcliffe LLP]